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                                   UAM FUNDS
                      Funds for the Informed Investor/sm/

                            FPA Crescent Portfolio
                          Institutional Class Shares
                       Supplement dated October 16, 2001
                     to the Prospectus dated July 30, 2001

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Effective November 15, 2001, a 2.00% redemption fee is applicable to shares of the FPA Crescent Portfolio which are redeemed (sold) by shareholders within ninety days of their purchase date. As a result, the following changes have been made to the Prospectus:

The section entitled "What are the Fund's Fees and Expenses--Shareholder Transaction Fees (fees paid directly from your investment)" on page 6 has been deleted and replaced with the following:

  The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the Section on "Transaction Policies."

  Shareholder Transaction Fees
  ---------------------------------------------------------------------------
  Redemption Fee (as a percentage of amount redeemed)                   2.00%

The following paragraphs have been added to the end of the section entitled "Transaction Policies":

  Redemption Fee

  The fund will deduct a 2.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety days. In determining how long shares of the fund have been held, the UAM Funds assumes that shares held by the investor the longest period of time will be sold first.

  The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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